UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2012

Killbuck Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-24147	34-1700284
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

165 North Main Street Killbuck, Ohio 44637
(Address of principal executive offices)

Registrant's telephone number, including area code: (330) 276-2771

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events.

Effective March 30, 2012, Luther E. Proper retired his position with the Company as its Senior Vice President/Administration under the Transitional Employment Arrangement (the “Agreement”) between Mr. Proper and the Company entered into on March 14, 2011.  The Agreement was executed between the Company and Mr. Proper in connection with his retirement from his positions as the Company’s President and Chief Executive Officer, which became effective March 21, 2011.  In general, the purpose of the arrangement was to assist Craig Lawhead in transitioning into his role as the Company’s new Chief Executive Officer.  Mr. Proper remains a member of the Company’s board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Killbuck Bancshares, Inc.

Date: March 30, 2012	By:	/s/ Craig A. Lawhead
Craig A. Lawhead, President and Chief Executive Officer